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                                                                 Exhibit 10.4



                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated February 16, 2001 (this "Amendment"), is by and among ICG HOLDINGS, INC., a Delaware corporation, having an address at Pencador Corporate Center, 100 Lake Drive, Suite 4, Newark, Delaware 19702 ("Lender"), SCP PRIVATE EQUITY PARTNERS II, L.P., a Delaware limited partnership, having an address at 435 Devon Park Drive, Building 300, Wayne, Pennsylvania, 19087, as agent ("Agent"), and BREAKAWAY SOLUTIONS, INC., a Delaware corporation having an address at 3 Clock Tower Place, 4th Floor, Maynard, Massachusetts 01754 ("Borrower").

                                   BACKGROUND

     The Borrower and the Lender have entered into a Loan and Security Agreement dated as of January 19, 2001, as amended on February 8, 2001 (the "Agreement"). Pursuant to this Amendment, Borrower and Lender wish to permit the making of a bridge financing by SCP Private Equity Partners II, L.P. ("SCP") to the Borrower. The capitalized terms used in this Amendment shall have the respective meanings specified in the Agreement unless otherwise herein defined or the context shall otherwise require.

     The Borrower and the Lender desire to amend the Agreement for the purposes set forth herein, and all requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, binding legal instrument according to its terms for the purposes herein expressed have been done and performed.

     Now, therefore, in consideration of the promises hereinafter contained, and each intending to be legally bound hereby, the parties agree as follows:

     1. AMENDMENT OF SECTION 2.1(a). Section 2.1(a) of the Agreement is hereby amended to read in its entirety as follows:

     "Lender, in its sole discretion, will make Advances not exceeding the Committed Line. The initial Advance shall be used by Borrower for general corporate purposes. Any amount borrowed under this Section 2.1 that is repaid may not be reborrowed. Each Advance shall be evidenced by the Promissory Note to be executed and delivered by Borrower to Lender on the date hereof and shall be repaid in accordance with the terms of the Promissory Note. Borrower and Lender each acknowledge that Lender made to Borrower (i) an initial Advance in the amount of $1,000,000 on January 11, 2001; (ii) a second Advance in the amount of $4,000,000 on January 12, 2001; and (iii) a third Advance in the amount of $2,400,000 on February 9, 2001.

     2. ADDITION OF SECTION 2.7. A new Section 2.7 that reads in its entirety as follows shall be inserted immediately after Section 2.6:

     " 2.7 REISSUANCE OF WARRANT. Lender and Borrower each agrees that on the date of this Amendment, that the Warrants (as defined in the Warrant) shall be reduced by


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6,491,631. Such reduction shall be consummated by (i) Lender surrendering the
Warrant to Borrower to be canceled, along with written notice to Borrower instructing Borrower to issue the Reissued Warrant to Lender and (ii) Borrower reissuing to Lender the Warrant (the "Reissued Warrant") in the form attached hereto as EXHIBIT L which Reissued Warrant shall represent the issuance of 3,245,816 Warrants (as defined therein)."

     3. AMENDMENT OF SECTION 3.2. Section 3.2(c) is hereby amended and restated in its entirety as follows:

                            "[INTENTIONALLY OMITTED]"

     4. AMENDMENT OF SECTION 5.1. The fourth sentence of Section 5.1 is hereby amended and restated in its entirety as follows:

     "2,429,047 shares of Common Stock are duly authorized and reserved for issuance upon exercise of the Warrant and, upon issuance in accordance with the Loan Documents, will be validly issued, fully paid and non-assessable, and free from all Liens."

     5. AMENDMENT OF SECTION 5.3(a). The second sentence of Section 5.3(a) of the Agreement is hereby amended and restated in its entirety as follows:

     "As of February 14, 2001, 50,856,132 shares of Common Stock are issued and outstanding, and no shares of Common Stock are held in the treasury of Borrower."

     6. AMENDMENT OF SECTION 5.3(a). The fifth sentence of Section 5.3(a) of the Agreement is hereby amended and restated in its entirety as follows:

     "Except as otherwise set forth in the Reissued Warrant and the Warrant (as defined in the SCP Loan Agreement), a sufficient number of shares of Common Stock are reserved in the aggregate for issuance pursuant to (i) all currently outstanding obligations (including the effects of anti-dilution provisions contained therein as triggered by the issuance of the Warrant) and (ii) the Warrant."

     7. AMENDMENT OF SECTION 5.12. Section 5.12 of the Agreement is hereby amended and restated in its entirety as follows:

     "5.12 PERFECTION CERTIFICATES. All information provided by Borrower and Eggrock Partners, Inc. in their respective Perfection Certificates delivered to Lender pursuant hereto is true and correct as of the date of each such Perfection Certificate."

     8. AMENDMENT OF SECTION 5.13. Section 5.13 of the Agreement is hereby amended and restated in its entirety as follows:

     "5.13 OUTSTANDING LIENS. Neither Borrower nor any Material Subsidiary of Borrower has any outstanding Liens other than Permitted Liens and Liens granted to (i) Fleet National Bank pursuant to the Loan Agreement, dated as of September 29, 2000, between Borrower and Fleet National Bank (the "Fleet Agreement"); (ii) SCP pursuant to the SCP Loan Agreement; and (iii) Lender pursuant to this Agreement.



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     9. ADDITION OF SECTION 5.14. A new Section 5.14 is hereby added to the
Agreement to read in its entirety as follows:

     "5.14 SECURITY INTEREST ASSIGNMENT ACKNOWLEDGEMENT. Borrower hereby acknowledges Lender's assignment of the security interest granted under Section
4.1 hereof in the Collateral to Agent."

     10. AMENDMENT OF SECTION 6.6. The third sentence of Section 6.6 is hereby amended and restated in its entirety as follows:

     "All property policies will have a lender's loss payable endorsement showing Agent as a loss payee and all liability policies will show the Agent as an additional insured and provide that the insurer must give Agent at least twenty (20) days notice before canceling its policy."

     11. AMENDMENT OF SECTION 6.12. The first sentence of Section 6.12 of the Agreement is hereby amended and restated in its entirety as follows:

     "Borrower will use reasonable best efforts to (i) take all actions necessary to increase the number of authorized shares of Common Stock to permit the full exercise of the Warrant and (ii) have its stockholders approve an increase of the number of authorized shares of Common Stock to at least 245,000,000 at a meeting of Borrower's stockholders which will be held no later than April 9, 2001. Borrower will, as soon as reasonably practicable following the increase in the number of authorized shares of Common Stock contemplated in clause (i) above, reserve a sufficient number of shares of Common Stock for issuance pursuant to the full exercise of the Warrant and continue to reserve a sufficient number of authorized shares of Common Stock for issuance pursuant to the full exercise of the Warrant until the Warrant is exercised in full and, if at any time prior to a full exercise of the Warrant Borrower fails to maintain a sufficient number of shares of authorized Common Stock for such issuance, Borrower will use reasonable best efforts to increase the number of authorized shares of Common Stock to permit the full exercise of the Warrant."

     12. AMENDMENT OF SECTION 7.5. Section 7.5 is hereby amended and restated in its entirety as follows:

     "ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit Agent's first priority security interest in the Collateral to change."

     13. AMENDMENT OF SECTION 8.2. Section 8.2 of the Agreement is hereby amended and restated in its entirety as follows:

     "8.2. COVENANT DEFAULT. Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, the Purchase Agreement or in any agreement between Borrower and Lender and as to any default under a term, condition or



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covenant that can be cured, has not cured the default within ten (10) Business
Days after Borrower has notice that it occurred;"

     14. AMENDMENT OF SECTION 8.6. Section 8.6 of the Agreement is hereby amended and restated in its entirety as follows:

     "8.6. MISREPRESENTATIONS. If Borrower, any of its Material Subsidiaries, or any Person acting for Borrower makes any material representation or material misstatement now or later in any warranty or representation in this Agreement, the Purchase Agreement or in any communication delivered to Lender or to induce Lender to enter this Agreement, any Loan Document or the Purchase Agreement."

     15. ADDITION OF SECTION 8.7. A new Section 8.7 that reads in its entirety as follows shall be inserted immediately after Section 8.6:

     "8.7. DEFAULT UNDER SCP LOAN AGREEMENT. The occurrence of an Event of Default (as defined in the SCP Loan Agreement)."

     16. ADDITION OF SECTION 9.8. A new Section 9.8 which will read in its entirety as follows is hereby added immediately following Section 9.7:

     "AGENT. With respect to any action relating to the Collateral, the term "Lender," as used in this Article 9, shall mean "Agent," as applicable."

     17. AMENDMENT OF SECTION 13.1. Section 13.1 shall be amended as set forth below:

          a. The definition of "ADMINISTRATION AGREEMENT" is hereby added to
Section 13.1 to read in its entirety as follows:

     ""ADMINISTRATION AGREEMENT" shall mean the Administration Agreement, dated as of February 16, 2001, by and among Agent, Lender and SCP."

          b. The definition of "AGENT" is hereby added to Section 13.1 to read in its entirety as follows:

     ""AGENT" shall have the meaning ascribed to such term in the Administration Agreement."

          c. The definition of "COMMITTED LINE" is hereby added to Section 13.1 to read in its entirety as follows:

     ""COMMITTED LINE" is a Credit Extension of up to $10,000,000; PROVIDED, that any Credit Extension after the date hereof shall be made at Lender's sole discretion."

          d. The definition of "ICG LOAN AGREEMENT" is hereby amended and restated in its entirety as follows:



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      "ICG LOAN AGREEMENT" is the Loan and Security Agreement between Borrower and ICG, dated as of January 19, 2001, as amended on February 8, 2001 and on the date hereof, and as may be further amended from time to time."

          e. The definition of "MATURITY DATE" is hereby amended and restated in its entirety as follows:

      "MATURITY DATE" means April 9, 2001."

          f. The definition of "PERMITTED INDEBTEDNESS" is hereby amended by deleting subclause (g) and adding new subclauses (g) and (h) which shall read in their entirety as follows:

     "(g) Borrower's indebtedness to SCP under the SCP Loan Documents.

     (h) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or any Subsidiary of Borrower, as the case may be."

          g. The definition of "PERMITTED LIENS" is hereby amended by adding a new subclause (h) which shall read in its entirety as follows: "(h) Liens granted to SCP and/or Agent, on behalf of SCP, pursuant to the SCP Loan Documents."

          h. The definition of "PURCHASE AGREEMENT" is hereby added to Section
13.1 to read in its entirety as follows:

      "Purchase Agreement" means the Series A Preferred Stock Purchase Agreement, dated as of the date hereof, among Borrower, Lender and SCP."

          i. The definition of "SCP" is hereby added to Section 13.1 to read in its entirety as follows:

     "SCP" shall mean SCP Private Equity Partners II, L.P."

          j. The definition of "SCP LOAN AGREEMENT" is hereby added to Section
13.1 to read in its entirety as follows:

     "SCP LOAN AGREEMENT" shall mean the Loan and Security Agreement, dated as of the date hereof, among Borrower, SCP and Agent, as amended from time to time."

          k. The definition of "SCP LOAN DOCUMENTS" is hereby added to Section
13.1 to read in its entirety as follows:

     "SCP LOAN DOCUMENTS" shall have the meaning ascribed to the term "Loan Documents" pursuant to the SCP Loan Agreement."


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     18. MISCELLANEOUS.

          a. Borrower hereby confirms that as of the date of this Amendment and subject to the schedules to the SCP Loan Agreement which schedules are hereby incorporated herein, the representations and warranties contained in Section 5 of the Agreement are materially true and correct.

          b. The effectiveness of this Amendment is expressly conditioned upon
(a) the issuance of the Reissued Warrant to Lender and (b) Borrower, SCP and SCP, as agent, entering into the SCP Loan Agreement.

          c. The Agreement, as amended hereby, shall be binding upon and shall inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

          d. This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions and covenants contained in the Agreement, except as herein modified, shall remain in full force and effect.

          e. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the "Loan and Security Agreement dated as of January 19, 2001" without making specific reference to this Amendment, but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.

          f. Lender hereby consents under the Loan Documents, each as amended, to the transactions contemplated by this Amendment, the SCP Loan Documents and the Purchase Agreement.



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     IN WITNESS WHEREOF, the Borrower, the Lender and Agent have caused this
Amendment to be executed and delivered by their duly authorized officers, as of the date first written above.



                                    BORROWER:

                                    BREAKAWAY SOLUTIONS, INC.



                                    By: /s/ Gordon Brooks
                                        ------------------------
                                        Name:  Gordon Brooks
                                        Title: President and Chief
                                               Executive Officer



                                    LENDER:

                                    ICG HOLDINGS, INC.



                                    By: /s/ Henry N. Nassau
                                        ------------------------
                                        Name:  Henry N. Nassau
                                        Title: Vice President and Secretary



                                    AGENT:

                                    SCP PRIVATE EQUITY PARTNERS II, L.P.

                                    BY:  SCP Private Equity II General
                                         Partner, L.P., its General Partner
                                    BY:  SCP Private Equity II, LLC

                                         By: /s/ Wayne B. Weisman
                                            ------------------------
                                            Name:  Wayne B. Weisman
                                            Title: Manager